FDIC Indemnification Asset	12 Months Ended
Dec. 31, 2012
FDIC Indemnification Asset [Abstract]
FDIC Indemnification Asset
7.	FDIC Indemnification Asset

As discussed in more detail in Note 1, the Company has recorded an indemnification asset related to loss share agreements entered into with the FDIC wherein the FDIC will reimburse the Company for certain amounts related to certain acquired loans and other real estate owned should the Company experience a loss. Under the loss sharing arrangements, the FDIC has agreed to absorb 80% of all future credit losses and workout expenses on these assets which occur prior to the expiration of the loss sharing agreements. These agreements resulted from the purchase of First National Bank in Spartanburg, South Carolina, Metro Bank in Miami, Florida and Turnberry Bank in Aventura, Florida.

The loss sharing agreements consists of three (one for each Failed Bank) single-family shared-loss agreements and three (one for each Failed Bank) commercial and other loans shared-loss agreements. The single family shared-loss agreements provide for FDIC loss sharing and our reimbursement for recoveries to the FDIC for ten years from July 16, 2010 for single-family residential loans. The commercial shared-loss agreements provide for FDIC loss sharing for five years from July 16, 2010 and our reimbursement for recoveries to the FDIC for eight years from July 16, 2010 for all other covered assets.

The following is a summary of the activity in the FDIC indemnification asset.

Balance, December 31, 2009	$—
Increase due to acquisition of Failed Banks	137,316
Accretion on indemnification asset	736
Reimbursable losses claimed	(46,585)

Balance, December 31, 2010	$91,467

Income on indemnification asset	10,968
Amortization on indemnification asset	(3,341)
Reimbursable losses claimed	(32,812)

Balance, December 31, 2011	$66,282

Income on indemnification asset	10,728
Amortization on indemnification asset	(9,403)
Reimbursable losses claimed	(18,190)

Balance, December 31, 2012	$49,417